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                                                                    EXHIBIT 23.4

                       INDEPENDENT ACCOUNTANTS' CONSENT

We consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-4 and the use therein of our report dated March 27, 1996, except for note 14, as to which the date is August 11, 1997, with respect to the consolidated financial statements of SOUTHWEST ROYALTIES, INC.

                            JOSEPH DECOSIMO AND COMPANY
                            A Tennessee Registered Limited Liability Partnership

Chattanooga, Tennessee
December 8, 1997